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                                                                   EXHIBIT 10.8


                               STOCK PURCHASE AND
                   MASTER STRATEGIC RELATIONSHIP AGREEMENT

      This Stock Purchase and Master Strategic Relationship Agreement (this "Agreement") is entered into as of March 31, 2000, by and between Saba Software, Inc., a Delaware corporation (the "Company"), and SingTel Ventures (Cayman) Pte Limited, a corporation organized under the laws of Cayman Islands (the "Purchaser").

      WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to issue and sell to the Purchaser certain shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock");

      WHEREAS, such sale and purchase of Common Stock shall occur immediately following the closing of the Company's initial public offering (the "IPO").

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties hereto, intending to be legally bound, agree as follows:

1. AGREEMENT TO SELL AND PURCHASE SHARES; OTHER AGREEMENTS

      1.1 SALE AND PURCHASE OF SHARES.

            (a) Subject to the terms and conditions hereof, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, shares of Common Stock equal in number to $5,000,000 divided by the Per Share Price. The "Per Share Price" shall be equal to the initial public offering price in the IPO as set forth on the cover of the Company's final prospectus relating thereto multiplied by 94%.

            (b) At the Closing, the Purchaser shall pay the purchase price (the "Purchase Price") for the shares of Common Stock purchased hereunder (the "Purchased Shares") by wire transfer of immediately available funds in U.S. dollars to an account specified in writing by the Company prior to the Closing.

            (c) No fractional shares shall be issued upon the sale of any Common Stock to the Purchaser pursuant to this Agreement, and the number of shares of Common Stock to be issued to the Purchaser shall be rounded to the nearest whole share.

            (d) All certificates representing the Purchased Shares shall bear the following legend:

                  (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE ACT. COPIES OF THE AGREEMENT COVERING


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THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT
NO COST BY WRITTEN REQUEST MADE BY THE HOLDERS OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

                  (ii) Any legend required by the blue sky or securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

            (e) The certificates representing the Purchased Shares will be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of the Purchased Shares except in compliance with this Agreement.

      1.2 CLOSING.

      The closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California 94304, at 11:00 a.m. (California time) on the date of and immediately following the closing of the IPO, or on such other date or at such other place or time as the Company and the Purchaser may mutually agree (such date, the "Closing Date").

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as follows:

      2.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION.

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the nature of its business or the location of its properties requires such qualification and in which the failure to so qualify would have a material adverse effect on the Company or its financial condition.

      2.2 CAPITALIZATION.

      As of February 29, 2000, the authorized capital of the Company consists of the following:

            (a) 23,000,000 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock") of which 749,996 shares have been designated Series A Preferred Stock, all of which were issued and outstanding, 8,583,997 shares have been designated Series B Preferred Stock, all of which were issued and outstanding, 4,716,364 shares have been designated Series C Preferred Stock, of which 4,636,068 were issued and outstanding, and 5,598,500 shares have been designated Series D Preferred Stock, of which 5,598,479 were issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock are as stated in the Company's


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Amended and Restated Certificate of Incorporation. In connection with the
Company's IPO, all of the outstanding shares of Preferred Stock will convert into an equal number of shares of Common Stock.

            (b) 50,000,000 shares of common stock, $0.001 par value per share, 18,605,162 shares of which were issued and outstanding. In connection with the Company's IPO, the Company will issue additional shares of Common Stock.

            (c) Warrants to purchase 134,621 shares of Common Stock (the "Common Warrants") and warrants to purchase 80,296 shares of Series C Preferred Stock (the "Series C Warrants) were issued and outstanding.

            (d) The Company has reserved 15,250,579 shares of common stock for issuance to directors, employees or consultants under the Company's stock option and stock benefit plans of which 6,072,854 shares of common stock were subject to outstanding stock options as of February 29, 2000 (the "Outstanding Options"). Except for the Warrants described above, the Outstanding Options, and as contemplated in connection with the Company's IPO, there were, as of February 29, 2000, no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

            (e) All issued and outstanding shares of the Company's common stock have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued and sold in compliance with all applicable state and federal laws concerning the offer, sale and issuance of securities.

            (f) Neither the offer nor the issuance or sale of the Purchased Shares constitutes or will constitute an event, under any capital stock or convertible security or any anti-dilution or similar provision of any agreement or instrument to which the Company is a party or by which it is bound or affected, which shall either increase the number of shares or units of capital stock issuable upon conversion of any securities or upon exercise of any warrant or right to subscribe to or purchase any stock or similar security, or decrease the consideration per share or unit of capital stock to be received by the Company upon such conversion or exercise.

      2.3 SUBSIDIARIES.

      The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity that would constitute a "significant subsidiary" (as defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) as of the date hereof.

      2.4 AUTHORIZATION.

      All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Purchased Shares has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company


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enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

      2.5 VALID ISSUANCE OF SECURITIES.

      The Purchased Shares being issued hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Purchased Shares will be issued in compliance with all applicable United States federal and state securities laws. The Purchased Shares shall be free of any liens or encumbrances, other than any liens or encumbrances created by the Purchasers; provided, however, that the Purchased Shares may be subject to restrictions on transfer under state, federal and/or foreign securities laws. The Purchased Shares are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights that have not been properly waived or complied with.

      2.6 GOVERNMENTAL CONSENTS.

      No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for the filing of notices required by applicable Blue Sky laws and the filing of any notices required by applicable foreign securities laws.

      2.7 LITIGATION.

      There is no action, suit, arbitration, proceeding or investigation pending or currently threatened against the Company or its properties before any court, arbitrator or governmental agency that, if determined adversely to the Company, would have a material adverse effect on the Company or its financial condition, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, arbitration proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court of government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

      2.8 COMPLIANCE WITH OTHER INSTRUMENTS.

      The Company is not in violation or default of any provisions of its charter documents or in any material respect of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to the Company's knowledge, of any provision of federal, state or foreign statute, rule or regulation. The execution, delivery and performance of


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this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

      2.9 DISCLOSURE.

      The Company's registration statement on Form S-1 (file no. 333-95761) as amended on the date declared effective by the Securities and Exchange Commission (the "Commission") and the final prospectus on the form first filed with the Commission pursuant to Rule 424(b) under the Act (the "Final Prospectus") do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein and necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Purchaser hereby represents and warrants to the Company as follows:

      3.1 ORGANIZATION AND GOOD STANDING.

      The Purchaser is a corporation duly organized and validly existing under the laws of Cayman Islands.

      3.2 AUTHORITY; BINDING NATURE OF AGREEMENTS.

      The Purchaser has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement. The execution, delivery and performance by the Purchaser of this Agreement and the consummation or performance of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

      3.3 NON-CONTRAVENTION; CONSENTS.

            (a) Neither the execution and delivery by the Purchaser, nor the consummation or performance by the Purchaser of any of the transactions contemplated hereby to be consummated or performed by it, will directly or indirectly (with or without notice or lapse of time): (i) violate any provision of the Purchaser's certificate or articles of incorporation or bylaws or other charter documents; (ii) constitute or result in a breach or default by the Purchaser, or give rise to a right of termination on the part of any other party, or result in the creation or imposition of any lien,


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claim or encumbrance on any Purchaser assets, under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement of the consummation of the transactions contemplated hereby.

      3.4 LITIGATION.

      As of the date hereof, there are no suits, proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser, which in any such case would materially adversely affect the Purchaser's ability to perform its obligations under this Agreement.

      3.5 BROKERS.

      The Purchaser has not granted or become obligated to pay, or taken any action that likely would result in any third party claiming to be entitled to receive from the Company, any brokerage commission, finder's fee or similar commission or fee in connection with any of the transactions contemplated hereby.

      3.6 INVESTMENT REPRESENTATIONS.

            (a) The Purchaser understands that none of the Purchased Shares has been registered under the Securities Act. The Purchaser also understands that the Purchased Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement, and that the Company is relying upon the truth and accuracy of the Purchaser's representations, warranties, acknowledgements and understandings.

            (b) The Purchaser is acquiring the Purchased Shares for the Purchaser's own account for investment only, and not with the current intention of making a public distribution thereof.

            (c) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser, by reason of its business or financial experience, has the capacity to protect its own interests in connection with the transactions contemplated hereby. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

            (d) The Purchaser acknowledges that the Purchased Shares must be held indefinitely and that the Purchaser must bear the economic risk of this investment indefinitely unless the Purchased Shares are subsequently registered under the Securities Act or an exemption


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from such registration is available. The Purchaser understands that the Company has no present intention of registering the Purchased Shares. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Purchased Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

            (e) The Purchaser has been advised or is aware of the provisions of Regulation S under the Securities Act and with the provisions of Rule 144 under the Securities Act ("Rule 144"). The Purchaser further acknowledges that Regulation S and Rule 144 permit only limited resale of shares purchased in a private placement. In particular, any sale pursuant to Rule 144 is subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain current public information about the Company, (ii) the resale occurring not less than one year after a party has purchased and paid for the security to be sold, (iii) the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and (iv) the number of shares being sold during any three-month period not exceeding specified limitations.

            (f) The Purchaser initiated discussions with the Company relating to the purchase and sale contemplated by this Agreement on an unsolicited basis prior to the date of this Agreement. The Purchaser did not receive any information regarding such purchase and sale through any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

      3.7 COMPANY DISCLOSURE DOCUMENTS.

            (a) The Purchaser has received and reviewed a copy of the Company's Registration Statement on Form S-1 (file no. 333-95761), as initially filed with the Commission on January 31, 2000 and as amended through the date of this Agreement (the "Registration Statement"), including, without limitation, the language therein under the caption "Risk Factors."

            (b) The Purchaser has been furnished with materials relating to the Company and its proposed activities, including, without limitation, the Registration Statement. Without limiting the Company's obligations with respect to any representations or warranties made by the Company in this Agreement, the Purchaser has been afforded the opportunity to obtain any additional information deemed necessary by the Purchaser to verify the accuracy of any representations made or information conveyed to the Purchaser. The Purchaser confirms that all documents, records and books pertaining to its investment in Common Stock and requested by the Purchaser have been made available or delivered to the Purchaser. The Purchaser has had an opportunity to ask questions of and receive answers from the Company, or from a person or persons acting on the Company's behalf, concerning the terms and conditions of this investment.

4. CONDITIONS TO CLOSING


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      4.1 CONDITIONS TO THE PURCHASER'S OBLIGATIONS.

      The Purchaser's obligations to purchase the Purchased Shares and to take the other actions required to be taken by it at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Purchaser, in whole or in part):

            (a) The representations and warranties of the Company contained in this Agreement shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent any such representations and warranties are stated to be made as of a specific date, in which case they shall be true as of such date, except in each case for any inaccuracies in such representations and warranties as would not have a material adverse effect on the Company. In addition, the Company shall have performed in all material respects all obligations required pursuant to the terms of this Agreement to be performed or observed by it on or prior to the Closing.

            (b) On the Closing Date, the sale and issuance of the Purchased Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

            (c) The Company shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated hereby (except for such as may be properly obtained subsequent to the Closing).

            (d) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated in the manner provided for in this Agreement. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the transactions contemplated hereby (or seeking material damages from the Purchaser or the Company as a result thereof), other than any such action or proceeding which would not have a material adverse effect on the Company or prevent the Company or the Purchaser from performing their respective obligations hereunder.

            (e) The IPO shall have closed.

            (f) The Company shall have delivered to the Purchaser a certificate, executed by an executive officer of the Company, dated the date of the Closing, setting forth the Company's representation that the conditions in Section 4.1(a) above shall have been satisfied.

      4.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS.

      The Company's obligations to sell the Purchased Shares and to take the other actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):


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            (a) The representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent any such representations and warranties are stated to be made as of a specific date, in which case they shall be true in all material respects as of such date, and the Purchaser shall have performed in all material respects all obligations required pursuant to the terms of this Agreement to be performed or observed by either of them on or prior to the Closing.

            (b) On the Closing Date, the sale and issuance of the Purchased Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

            (c) The Purchaser shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated hereby (except for such as may be properly obtained subsequent to the Closing).

            (d) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated in the manner provided for in this Agreement. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the transactions contemplated hereby (or seeking material damages from the Purchaser or the Company as a result thereof), other than any such action or proceeding which would not have a material adverse effect on the Company or prevent the Company or the Purchaser from performing their respective obligations hereunder.

            (e) The IPO shall have closed.

5. COVENANTS OF THE PARTIES

      5.1 FILINGS AND CONSENTS.

      Each party hereto will cooperate with each other with respect to obtaining, as promptly as practicable, and in any event prior to the Closing, all necessary consents, approvals, authorizations and agreements of, and the giving of all notices and making of all other filings with, any third parties, including governmental authorities, necessary to authorize, approve or permit the closing of the transactions contemplated hereby.

      5.2 COVENANT TO SATISFY CONDITIONS.

      Each party agrees to use all reasonable efforts to insure that the conditions to the other party's obligations hereunder set forth in Section 4, insofar as such matters are within the control of such party, are satisfied as promptly as practicable, and in any event prior to the closing of the IPO, provided, however, that notwithstanding anything herein to the contrary, the Company shall


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have the sole and absolute discretion as to when, and whether, to consummate or close the IPO, and may choose to cease pursuit of the IPO or to postpone the IPO until after the termination of this Agreement, all without any liability or obligation whatsoever to the Purchaser.

      5.3 FURTHER ASSURANCES.

      Each party shall execute and deliver such additional instruments, documents or other writings as may be reasonably requested by any other party, before or after the Closing, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6. MARKET STANDOFF AGREEMENT

      6.1 MARKET STANDOFF AGREEMENT

            (a) The Purchaser hereby agrees that, for a period of one (1) year after the date of the Final Prospectus, the Purchaser will not, and will not publicly disclose any intention to, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The provisions of this Section 6.1 may only be waived in writing by the Company and Goldman, Sachs & Co. during the one hundred eighty (180) day period after the date of the Final Prospectus and by the Company thereafter. The restrictions in this Section 6.1 shall be binding on the Purchaser and the respective successors, heirs, personal representatives and assigns of the Purchaser.

7. TERMINATION

      7.1 TERMINATION.

      This Agreement may be terminated at any time prior to the Closing:

            (a) by the written agreement of the Purchaser and the Company;

            (b) by the Company or the Purchaser, if the closing of the IPO shall not have occurred by May 31, 2000;

            (c) by the Company in the event that the Company shall reasonably determine that the transactions contemplated hereby will jeopardize the Company's ability to close the IPO or impact the timing of the IPO, including, without limitation, any determination by the Company that the timing of the IPO will be impacted as the result of the Commission requiring the Company to re-circulate a preliminary prospectus to disclose the transactions contemplated hereby; and


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            (d) by the Company or the Purchaser in the event any court or governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restricting, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and unappealable, and the parties hereto hereby agree to use all reasonable efforts to prevent any such order, decree, ruling or other action from becoming final and unappealable.

      7.2 EFFECT OF TERMINATION.

      Except for the obligations of Section 9 hereof and this Section 7.2, if this Agreement shall be terminated pursuant to the preceding Section 7.1, all obligations, representations and warranties of the parties hereto under this Agreement shall terminate and there shall be no liability hereunder of any party hereto to any other party hereto; provided, however, that nothing in this
Section 7.2 shall relieve any party of liability for breach of any warranty, covenant or agreement herein that shall have accrued prior to the date of termination.

8. SUCCESSORS AND ASSIGNS

      8.1 SUCCESSORS AND ASSIGNS; REINCORPORATION.

            (a) Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Except as otherwise expressly provided herein, neither party may assign any of its rights or obligations hereunder without the written consent of the other party hereto.

            (b) In the event of a transfer of the rights and obligations of the Purchaser under this Agreement, the Purchaser shall ensure that all the rights and obligations of the Purchaser under this Agreement and the ownership of the Purchased Shares are transferred to the said successor entity without any dilution or adverse effect on the enforceability of such obligations.

9. MISCELLANEOUS

      9.1 PRESS RELEASES AND ANNOUNCEMENTS.

      All press releases and announcements concerning the transactions contemplated hereby shall be mutually agreed to by the Company and the Purchaser, except for any such disclosure required by law which, in the case of such disclosure by the Company, shall, to the extent practicable under the circumstances, be first discussed with the Purchaser and, in the case of such disclosure by the Purchaser, shall, to the extent practicable under the circumstances, be first discussed with the Company. Notwithstanding the foregoing, Purchaser acknowledges that the Company intends to (i) file a copy of this Agreement with the Commission as an exhibit to the Registration Statement and (ii) describe in such Registration Statement, including, without limitation, the Final Prospectus, a brief description of the transactions contemplated hereby.


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      9.2 INTERPRETATION.

            (a) The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            (b) Each party hereto acknowledges that it has been represented by competent counsel and participated in the drafting of this Agreement, and agrees that any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement.

            (c) The original and controlling version of this Agreement shall be the version using the English language. All translations of this Agreement into other languages shall be for the convenience of the parties only, and shall not control the meaning or application of this Agreement. All notices and other communications required or permitted by this Agreement must be in English, and the interpretation and application of such notices and other communications shall be based solely upon the English language version thereof.

      9.3 FEES AND EXPENSES.

      Each party hereto shall be solely responsible for the payment of the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except to the extent expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Purchaser shall pay all stamp and other taxes, if any, which may be payable in respect of the issuance, sale and delivery to the Purchaser or any transferee of Common Stock pursuant to the terms of this Agreement, and shall save the Company harmless against any loss or liability resulting from nonpayment or delay in the payment of any such tax.

      9.4 GOVERNING LAW; JURISDICTION AND VENUE.

            (a) This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

            (b) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the County of San Mateo, California. Each party to this Agreement:

                  (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of San Mateo, California (and each appellate court located in the State of California) in connection with any such legal proceeding, including to enforce any settlement, order or award;

                  (ii) agrees that each state and federal court located in the County of San Mateo, California shall be deemed to be a convenient forum; and

                  (iii) waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of San Mateo, California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court.

            (c) Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section by the state and federal courts located in the County of San Mateo, California and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of California or any other jurisdiction.

      9.5 SPECIFIC ENFORCEMENT.

      The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled by law or equity.

      9.6 SURVIVAL.

      The representations and warranties of the parties hereunder shall terminate upon the Closing and thereafter shall terminate and be of no force or effect.

      9.7 NO THIRD PARTY BENEFICIARIES.

      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and are not for the benefit of, nor may any provision hereof or thereof be enforced by, any other Person.

      9.8 ENTIRE AGREEMENT.

      This Agreement and the other documents delivered expressly hereby, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

      9.9 SEVERABILITY.

      The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

      9.10 AMENDMENT AND WAIVER.

            (a) This Agreement may be amended or modified only upon the mutual written consent of the Company and the Purchaser.

            (b) No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

      9.11 RELATIONSHIP OF THE PARTIES.

      For all purposes of this Agreement, each of the parties hereto and their respective Affiliates shall be deemed to be independent entities and, anything in this Agreement to the contrary notwithstanding, nothing herein shall be deemed to constitute the parties hereto or any of their respective affiliates as partners, joint venturers, co-owners, an association or any entity separate and apart from each party itself, nor shall this Agreement make any party hereto an employee or agent, legal or otherwise, of the other parties for any purposes whatsoever. This Agreement does not create or constitute, and shall not be construed as creating or constituting, a voting trust agreement under the Delaware General Corporation Law or any other applicable corporation law. None of the parties to this Agreement is authorized to make any statements or representations on behalf of any other party or in any way to obligate any other party, except as expressly authorized in writing by the other parties. Anything in this Agreement to the contrary notwithstanding, no party hereto or thereto shall assume nor shall be liable for any liabilities or obligations of the other parties, whether past, present or future.

      9.12 NOTICES.

      All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) seven (7) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by such party from time to time at least ten (10) days prior to the effectiveness of such notice:

            If to the Purchaser:        SingTel Ventures (Cayman) Pte Limited
                                        31 Exeter Road, Comcentre, #18-00
                                        Singapore   239732
                                        Mr. Andrew Buay
                                        Director, Corporate Development

            If to the Company:          Saba Software, Inc.
                                        2400 Bridge Parkway
                                        Redwood Shores, California  94065
                                        Attention:  Peter E. Williams III, Esq.
                                        Facsimile:  (650) 581-2545

            with a copy to:             Morrison & Foerster LLP
                                        755 Page Mill Road
                                        Palo Alto, California  94304
                                        Attention:  Chip Lion, Esq.
                                        Facsimile:  (650) 494-0792

      9.13 COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:                               SingTel Ventures (Cayman) Pte Limited

                                         By:    /s/ CHUA SOCK KOONG
                                                --------------------------------
                                         Name:  Chua Sock Koong
                                         Title: Director


COMPANY:                                 Saba Software, Inc.

                                         By:    /s/ PETER E. WILLIAMS III
                                                --------------------------------
                                         Name:  Peter E. Williams III
                                         Title: Vice President, Corporate
                                                  Development, and
                                                  General Counsel